EXHIBIT 99.5

NEW FRONTIER MEDIA, INC.  2010 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AWARD AGREEMENT

PARTICIPANT:

DATE OF GRANT:

AGREEMENT between New Frontier Media, Inc. (the “Company”), and the above named Participant (“Participant ”), an Employee or Director of the Company.

The Company and Participant agree as follows:

1.                                       Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2010 Equity Incentive Plan (the “Plan”), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.                                       Grant of Stock Appreciation Right.  Participant is hereby granted a Stock Appreciation Right (“SAR”) pursuant to the Plan.  The number of shares as to which the SAR is granted and the expiration date of such SAR are set forth below:

Number of Shares Subject to SAR:
Base Price of SAR per Share (FMV of Share on date of Grant):
Exercise Price (if any):
Expiration Date:*
Vesting Date(s)/Conditions:

*Unless sooner terminated as provided in the Plan, the SAR shall expire and terminate on the expiration date, and in no event shall the SAR be exercisable after that date.

3.                                       Manner of Exercise.  The SAR shall be exercisable for the number of Shares valued as of the date of exercise that is equal to the positive difference of the Fair Market Value of the Share on the date of exercise less the Base Price of the SAR multiplied by the number of Shares subject to the SAR, rounded down to the nearest whole Share.  The value of any fractional Share shall be paid in cash.

4.                                       Time of Exercise.  The SAR granted hereby shall become vested in and exercisable by Participant in accordance with the vesting schedule above; provided, however, that Participant must have been in Continuous Service from the date of grant of the SAR until the date specified in the vesting schedule or until the conditions specified in the vesting schedule have been satisfied.

5.                                       General Provisions.

(a)                                  Withholding.  Participant shall satisfy his or her obligation for any federal, state or local taxes required by law to be withheld with respect to the payment of the SAR in cash, or by certified bank cashier’s check, or by any other method permitted by the Company.  The Company’s obligation to deliver a certificate representing the Common Stock acquired upon [payment/exercise] of the SAR is subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)                                 Amendment.  Subject to the terms and conditions of the Plan, including compliance with Code section 409A, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of Participant.

(c)                                  Receipt of Plan.  By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(d)                                 Legends.  Certificates representing Common Stock acquired upon exercise of this SAR may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

(e)                                  Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to remain in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company.

(f)                                    Effect on Employee Benefits.  Participant agrees that the SAR will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)                                 Confidentiality of Information.  By entering into this Agreement, Participant acknowledges that the information regarding the grant of SARs contained herein is confidential and may not be shared by the Participant with anyone other than Participant’s immediate family and personal financial advisor.

(h)                                 Specific Enforcement.  Because of the unique value of the Common Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(i)                                     Costs of Enforcement.  In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties

(including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(j)                                     Further Action.  The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(k)                                  Interpretation.  The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.  This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(l)                                     Assignment.  This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)                               Notices.  All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party.  Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail.  Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(n)                                 Governing Law; Venue.  This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Colorado.  The parties agree that any action brought by either party to interpret or enforce any provision of this Plan or of the Award Agreements shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company, and Participant have executed this Agreement, effective as of the date of grant.

NEW FRONTIER MEDIA, INC.	PARTICIPANT

By:
Signature
Title:
Print Name
Date:
Date:

7007 Winchester Circle, Suite 200	Address:
Boulder, CO 80301